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                                    EXHIBIT A

         EXECUTIVE OFFICERS AND DIRECTORS OF CITIGROUP HOLDINGS COMPANY

      Set forth below are the names, titles, business addresses, principal occupations and citizenship of the Executive Officers and Directors of Citigroup Holdings Company.

NAME, TITLE AND CITIZENSHIP                  PRINCIPAL OCCUPATION AND BUSINESS ADDRESS
Paul J. Collins                              Vice Chairman
Director                                     Citigroup Inc.
United States                                153 East 53rd St., 4th fl
                                             New York, NY 10043

Robert I. Lipp                               Chairman & CEO
Director                                     Global Consumer Business
United States                                Citigroup Inc.
                                             153 East 53rd St., 4th fl
                                             New York, NY 10043

Victor J. Menezes                            Co-Chief Executive Officer
Director                                     Global Corporate and Investment Bank
India                                        Citigroup Inc.
                                             399 Park Avenue, 2nd fl
                                             New York, NY 10043

John S. Reed                                 Chairman and Co-Chief Executive Officer
Director and                                 Citigroup Inc.
Executive Officer                            153 East 53rd Street, 4th fl
United States                                New York, NY 10043

William R. Rhodes                            Vice Chairman
Director                                     Citigroup Inc.
United States                                399 Park Avenue, 2nd fl
                                             New York, NY 10043

H. Onno Ruding                               Vice Chairman
Director                                     Citicorp/Citibank, N.A.
Netherlands                                  399 Park Avenue, 2nd fl
                                             New York, NY 10043

Sanford I. Weill                             Chairman and Co-Chief Executive Officer
Director and                                 Citigroup Inc.
Executive Officer                            153 East 53rd Street, 4th fl
United States                                New York, NY 10043

Heidi G. Miller                              Chief Financial Officer
Executive Officer                            Citigroup Inc.
United States                                153 East 53rd St., 4th fl
                                             New York, NY 10043
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